UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2015

Care.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36269	20-5785879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Fourth Avenue, Fifth Floor Waltham, MA 02451 (Address of principal executive offices) (Zip Code)

(781) 642-5900 (Registrant’s telephone number, include area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 12, 2015, Care.com, Inc. issued a press release announcing financial results for the first quarter ended on March 28, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(d) The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by Care.com, Inc. entitled “Care.com Announces First Quarter 2015 Financial Results” dated May 12, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2015	By:	/s/ MICHAEL ECHENBERG
Michael Echenberg
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by Care.com, Inc. entitled “Care.com Announces First Quarter 2015 Financial Results” dated May 12, 2015